UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2008
RESTORE MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51998	41-1955715

(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)
2800 Patton Road, St. Paul, MN 55113
(Address of principal executive offices)
Registrant’s telephone number, including area code: (651) 634-3111
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On June 2, 2008, Restore Medical issued a press release announcing it has set a date for a special meeting of its stockholders for July 16, 2008. Stockholders of record as of the close of business on June 6, 2008, will be entitled to vote at the meeting. A copy of the press release is furnished as Exhibit 99.1 to this report.
ADDITIONAL INFORMATION ABOUT THIS TRANSACTION
     Restore Medical plans to file with the Securities Exchange Commission (“SEC”) and mail to its stockholders a definitive proxy statement in connection with the transaction on or around June 11, 2008. The proxy statement will contain important information about Restore Medical, the proposed merger with Medtronic, and related matters. Stockholders are urged to read the proxy statement regarding the proposed merger when it becomes available because it will contain important information that stockholders should consider before making a decision about the merger. A free copy of the proxy statement (when available) and other related documents filed by Restore Medical with the SEC can be obtained at the SEC’s website at www.sec.gov. The proxy statement (when available) and the other documents also may also be obtained at no charge by (i) accessing Restore Medical’s website at www.restoremedical.com, clicking on the “About Restore Medical” link, followed by the “Investor Relations” link and then the “SEC Filings” heading; (ii) writing to Restore Medical at 2800 Patton Road, St. Paul, MN 55113, Attention: Christopher Geyen, CFO; or, (iii) emailing Christopher Geyen at cgeyen@restoremedical.com.
     Restore Medical and its directors, executive officers and certain other members of management and employees, along with certain of its authorized representatives, may be soliciting proxies from Restore Medical’s stockholders in favor of the merger. Information regarding the individuals who may, under the rules of the SEC, be considered participants in the solicitation of Restore Medical’s stockholders in connection with the proposed merger will be set forth in the proxy statement when it is filed with the SEC. Information about Restore Medical’s executive officers and directors can be found in the Company’s annual report on Form 10-K/A for the year ended December 31, 2007 filed with the SEC on April 25, 2008. Free copies of these documents can be obtained from Restore Medical using the contact information listed above.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
99.1	Press release dated June 2, 2008, of Restore Medical, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: June 2, 2008

RESTORE MEDICAL, INC.
By:	/s/ Christopher R. Geyen
Christopher R. Geyen
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 2, 2008 of Restore Medical, Inc.